UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2012

Date of reporting period:	October 31, 2012

Item 1.  Shareholder Report

Avenue Credit Strategies Fund

Manager Commentary

October 31, 2012 (unaudited)

Dear Shareholder,

We are pleased to present our inaugural annual report and shareholder letter for Avenue Credit Strategies Fund (the “Fund”), a series of Avenue Mutual Funds Trust. The Fund was launched on June 1, 2012, and the performance and commentary will cover this five month period ended October 31, 2012.

Performance1,2,3,4

For the period June 1, 2012 through October 31, 2012, the Fund had a total return of 10.09% for the Investor Class Shares and 10.20% for the Institutional Class Shares compared to 7.69% for the Barclays U.S. Corporate High-Yield Index5 (the “Index”). The Fund outperformed its primary benchmark as well as that of the CS Leveraged Loan Index.

Returns Since Inception June 1, 2012 to October 31, 2012

Name of Fund/Index	Return (%)
Avenue Credit Strategies Fund:
Investor Share Class (ACSAX)	10.09%
Institutional Share Class (ACSBX)	10.20%
Barclays U.S. Corporate High-Yield Index	7.69%
CS Leveraged Loan Index	4.29%

The Barclays U.S. Corporate High-Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leverage loan market. Investors cannot invest directly in an index, and index performance includes reinvestment of dividends and other income but does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees, are not leveraged and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index.

Performance Summary — Factors Affecting Performance

The Fund outperformed the Index as it benefited from opportunistically investing in new issues and our fundamental analysis to drive our investment approach and individual security selection across a number of positions in the U.S., Canada, Europe and Asia. Security selection, based on our focused investment approach, should, in our opinion, continue to be a primary driver of alpha and outperformance going forward. Several of the stressed and distressed investments performed well during the period including: in the U.S. — Ambac Assurance Corp., Lehman Brothers and K. Hovnanian Enterprises; and in Europe — Royal Bank of Scotland Group, Lloyds Banking Group PLC, Kerling and Numericable Finance & Co. The Fund also benefitted from solid performance from two credits in Asia — Agile Property Holdings Ltd. and Studio City.

In addition, the Fund’s significant weighting to high yield bonds as, compared to secured bank loans, helped overall performance since the secured bank loan returns for the fiscal year were meaningfully lower than those for high yield bonds.

As we launched the Fund on June 1, 2012, we had significant concern over the situation in Greece and Europe. This concern included whether or not Greece would exit the euro zone (a “Grexit”) since there was substantial uncertainty over elections, parliamentary votes and the impact from austerity measures. As stewards of your

Avenue Credit Strategies Fund

Manager Commentary (continued)

October 31, 2012 (unaudited)

capital and as value investors, we held the majority of our assets in cash during June until there was some positive progress on this front, at which time we began to invest the Fund’s assets more fully. This positioning caused the Fund to underperform the Index by approximately 100 bps in June but kept clients capital from suffering a loss if the situation was not resolved positively.

Since June 30, 2012, the Fund has outperformed the Index and added alpha through our individual credit selection.

Market Performance Overview

Both the five and twelve month periods ending October 31, 2012 represented strong periods for corporate credit as an improving U.S. economy, stability in Europe and expectations for continued low interest rates over the next 2-3 years highlighted the attractiveness of corporate credit as an asset class, although the market did sell off in May due to these concerns. Over 2012, though the U.S. economic recovery remained choppy, a strong rebound in the housing and automobile markets has been reason for optimism.

After the selloff in May, continued support from the Federal Reserve and the ECB (European Central Bank) over the past several months helped the credit and equity markets rebound. The Federal Reserve responded in the way of additional quantitative easing to calm fears of lasting damage due to economic “slow patches” and the ECB indicated that it would seek to do “whatever-it-takes” to support the Euro Zone.

Performance of the high yield market was helped by heavy inflows of capital to the space. Year-to-date inflows of capital from mutual funds stands at $34.0B into high yield bonds vs. $15.9B for 2011. Through the end of October, 2012 year to date high yield issuance totaled $308.8B, which compares to $246B in 2011 and already surpasses the previous record from 2010 at $302B. The majority of the new issuance proceeds were used to refinance outstanding bonds and loans such that the numbers and amount of new issuances, net of refinancings, was manageable for the market to absorb. Lastly, the par-weighted high yield default rate remained low at 1.77% vs. its long term average of 4.2% which is a positive backdrop for U.S. high yield market. (Source: JP Morgan Credit Strategy Weekly Update — November 2, 2012).

Similarly, European markets recovered their footing during the Fund’s fiscal year end despite continued macro volatility. Even with this rebound, economic expectations in Europe progressively worsened in the first half of the fiscal year on the back of continued sovereign uncertainty, additional austerity measures implemented across the region and an apparent slowdown in Chinese and U.S. demand. Large countries in Europe saw significant downgrades in their economic expectations except for Germany which, although it was able to outperform, still shows signs of a slowing economy.

However, despite ongoing concerns about sovereign and bank funding stresses and the bailouts needed for Greece and Spain (and filtering into other European countries), relief and optimism emerged in the market in response to key actions announced by the ECB. Two programs from the ECB, the LTRO (Long-Term-Refinancing-Operation) and OMT (Outright-Monetary-Transactions) provided a significant boost to the markets, as they signaled that the ECB was ready to do “whatever-it-takes” to reduce systemic risk. The 3-year LTRO program announced in December 2011 allowed banks to borrow from the ECB for up to three years, effectively eliminating the liquidity crunch that many European banks were dealing with at the time. The OMT program, announced in August 2012, would allow the ECB to purchase sovereign bonds to reduce the borrowing cost of countries that were unfairly punished by the markets despite adhering to strict fiscal and austerity measures.

Fund Strategy and Outlook

Like most fund managers and Americans, we are quite concerned about the “Fiscal Cliff” — both how and when it will get resolved and its impact on the economy and the credit markets. Our politicians have not given us a lot to be hopeful for given their continued gridlock over recent times. However, we are cautiously optimistic that given the

Avenue Credit Strategies Fund

Manager Commentary (concluded)

October 31, 2012 (unaudited)

likelihood of a recession in the U.S. if no action is taken, our politicians may eventually take some action. This uncertainty can provide opportunistic investments for the Fund. As value investors, we tend to “hope for the best, but prepare for the worst”. As a result, we implemented a hedge on a portion of the portfolio and raised some more cash since the fiscal year end.

We also have concerns over the situations in Europe, Middle East and China all of which have us working hard to minimize downside risk while trying to capture upside based on company specific catalysts and valuations.

The Fund’s strategy remains focused on exploiting undervalued credit opportunities to generate total returns across the performing, stressed and distressed spectrum from capital appreciation, fees and interest income.

We also believe Europe will provide many interesting investment opportunities, especially in the distressed area, given the continued deleveraging by banks and weak economic growth.

As previously mentioned, the Fund can implement portfolio hedging and defensive strategies to attempt to minimize some downside risk at times when we are more concerned about macro risks and/or market valuations. The Fund currently has a hedge via an indirect short through a position in ProShares Short High Yield Fund for approximately 4.7% of the portfolio. Given our continued concerns over the fiscal cliff, the impact of this uncertainty on economic activity and the slowdown in Europe and China, we have increased our cash position since fiscal year end and are evaluating additional portfolio hedging strategies which may be implemented prior to December 31, 2012.

We remain positive on the high yield, bank loan and distressed markets for the next 12-24 months. We believe that the Fund is well positioned to leverage the more than 60 investment professionals located in the U.S., Europe and Asia. These professionals have strong expertise in rigorous fundamental analysis and are exclusively focused on the high yield, leveraged loan and distressed markets which we believe provide us a competitive advantage investing your capital.

Avenue Capital Management II, L.P.

November 2012

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

1	Performance information is not annualized. The Fund commenced operations on June 1, 2012.
2

Performance data shown represents past performance and do not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than it’s original cost. Accordingly, it is possible to lose money investing in the Fund. All returns assume reinvestment of all dividends.

3	The Fund’s shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.
4

Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index. Index information was compiled from sources that the Investment Adviser believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data.

Avenue Credit Strategies Fund

Financial Data*

October 31, 2012 (unaudited)

Geographic Allocation(b)(d)	Security Type(a)(b)	Ratings Category(b)(c)

Top Five Industries(e)	Top 10 Largest Holdings

	1	ProShares Short High Yield	4.7%
	2	Hercules Offshore LLC	4.1%

	3	CHC Helicopter SA	3.5%
	4	Calumet Specialty Products	3.4%

	5	K. Hovnanian Enterprises Inc.	3.3%
	6	Ocean Rig UDW, Inc.	3.2%

	7	Energy Futures Holdings	3.2%
	8	Cengage Learning	3.1%

	9	Lloyds Banking Group PLC	2.8%
	10	American General Finance	2.8%

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Investing in the Fund is also subject to the specific risks described in the accompanying Notes to Financial Statements. Please read the Notes to Financial Statements for additional information.

*	Calculated as a percent of net assets. Holdings are subject to change without notice.
(a)	Security Type, as defined by Avenue, is sourced from Bloomberg as well as developed via internal classifications.
(b)	Cash and cash equivalents includes cash as well as other non-investment assets and liabilities (net).
(c)

Ratings information represents Standard & Poor’s ratings on the instruments of the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default; some securities are not rated (NR). BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds.

(d)

Refers to the issuer’s country of risk (i.e., the primary source of revenue risk as determined by Avenue). Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(e)	Industry represents Barclays classifications.

Avenue Credit Strategies Fund

Performance Summary

October 31, 2012 (unaudited)

Performance of $1,000,000 Investment (Institutional Class Shares)*, **

June 1, 2012 through October 31, 2012

Average Annual Total Returns as of 10/31/12

Avenue Credit Strategies Fund	Inception Date	Since Inception
Investor Class	6/1/12	10.09%
Institutional Class	6/1/12	10.20%
Barclays U.S. Corporate High Yield Index	6/1/12	7.69%
Expense Ratio[1]	Gross	Net
Investor Shares	16.89%	1.75%
Institutional Shares	17.39%	1.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*	The Fund commenced operations on June 1, 2012.

**	The performance return and the hypothetical $1,000,000 investment for the Barclays U.S.Corporate High Yield Index for the period from 6/1/12 to 10/31/12.

(1)

This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Through May 31, 2013, the Investment Adviser has contractually agreed to reimburse the Fund so that the Fund’s total expense ratio is limited to 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, subject to certain exceptions. Additional information pertaining to the 10/31/12 expense ratios can be found in the Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments

October 31, 2012

Security Description	Coupon	Maturity		Principal Amount (000)		Value
CORPORATE BONDS & NOTES — 84.4%
Auto Components — 5.1%
American Axle & Manufacturing, Inc.	6.63%	10/15/2022			$50	$49,437
Armored Autogroup, Inc.	9.25%	11/1/2018			200	172,000
United Rentals North America, Inc.	6.13%	6/15/2023			100	101,250
						322,687
Building Products — 1.7%
Nortek, Inc.	10.00%	12/1/2018			100	110,875
Capital Markets — 1.4%
Lehman Brothers, Escrow Holdings (a)	5.25%	2/6/2012			400	89,500
Chemicals — 1.2%
Nufarm Australia Ltd. (b)	6.38%	10/15/2019			75	76,875
Commercial Banks — 2.7%
Lloyds Banking Group PLC (b)	6.41%	9/29/2049			100	83,500
Royal Bank of Scotland Group PLC	5.50%	11/29/2049		EUR	100	89,434
						172,934
Communications Equipment — 2.1%
Avaya, Inc.:
	7.00%	4/1/2019	(b)		$100	91,250
	10.13%	11/1/2015			50	44,375
						135,625

Containers & Packaging — 2.9%
Albea Beauty Holdings SA (b)	8.38%	11/1/2019			50	50,750
Ardagh Packaging Finance PLC (b)	9.25%	10/15/2020		EUR	100	136,096
						186,846
Diversified Financial Services — 2.8%
Springleaf Finance Corp.	6.90%	12/15/2017			$200	176,000
Diversified Telecommunication Services — 4.8%
Intelsat Luxembourg SA	11.50%	2/4/2017			100	105,250
Level 3 Financing, Inc. (b)	7.00%	6/1/2020			50	50,875
Numericable Finance & Co. SCA (b)	12.38%	2/15/2019		EUR	100	149,381
						305,506
Electric Utilities — 3.9%
Edison Mission Energy	7.63%	5/15/2027			$100	47,500
Energy Future Holdings Corp.:
	6.50%	11/15/2024			50	19,625
	11.25%	11/1/2017			100	85,500
	11.75%	3/1/2022	(b)		100	97,750
						250,375
Energy Equipment & Services — 7.3%
Hercules Offshore, Inc. (b)	10.50%	10/15/2017			250	263,750
Ocean Rig UDW, Inc.	9.50%	4/27/2016			200	205,000
						468,750
Health Care Equipment & Supplies — 0.8%
Biomet, Inc. (b)	6.50%	10/1/2020			50	48,625
Hotels, Restaurants & Leisure — 5.0%
Caesars Operating Escrow LLC / Caesars Escrow Corp. (b)	9.00%	2/15/2020			150	149,250
Travelport LLC, PIK (b)	6.36%	12/1/2016			229	172,077
						321,327
Household Durables — 3.3%
K Hovnanian Enterprises, Inc. (b)	9.13%	11/15/2020			200	208,000

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2012

Security Description	Coupon	Maturity		Principal Amount (000)		Value
Industrial Conglomerates — 2.6%
Edgen Murray Corp. (b)	8.75%	11/1/2020			$165	$163,763
Insurance — 0.9%
Ambac Assurance Corp. (b)(c)	5.10%	6/7/2020			100	59,500
Life Sciences Tools & Services — 0.8%
VWR Funding, Inc. (b)	7.25%	9/15/2017			50	50,875
Machinery — 2.4%
Ashtead Capital, Inc. (b)	6.50%	7/15/2022			50	52,750
Meritor, Inc.	10.63%	3/15/2018			100	100,875
						153,625
Media — 9.0%
Cengage Learning Acquisitions, Inc.:
	11.50%	4/15/2020	(b)		50	53,625
	12.00%	6/30/2019	(b)		150	144,000
Central European Media Enterprises Ltd. (b)	11.63%	9/15/2016		EUR	50	66,752
Clear Channel Communications, Inc.	9.00%	3/1/2021			$50	43,625
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020			100	95,250
Gray Television, Inc. (b)	7.50%	10/1/2020			100	98,750
Univision Communications, Inc. (b)	6.75%	9/15/2022			75	75,000
						577,002
Metals & Mining — 1.6%
HudBay Minerals, Inc. (b)	9.50%	10/1/2020			100	105,000
Oil, Gas & Consumable Fuels — 13.4%
Calumet Specialty Products Partners LP/Calumet Finance Corp. (b)	9.63%	8/1/2020			200	217,500
CHC Helicopter SA	9.25%	10/15/2020			220	223,300
Connacher Oil and Gas Ltd. (b)	8.50%	8/1/2019			100	82,250
CVR Refining LLC / Coffeyville Finance, Inc. (b)	6.50%	11/1/2022			50	49,000
Halcon Resources Corp. (b)	8.88%	5/15/2021			100	101,375
Midstates Petroleum Co, Inc. / Midstates Petroleum Co. LLC (b)	10.75%	10/1/2020			120	127,200
Sabine Pass LNG LP (b)	6.50%	11/1/2020			50	51,000
						851,625
Paper & Forest Products — 2.0%
Boise Cascade LLC/Boise Cascade Finance Corp. (b)	6.38%	11/1/2020			75	76,125
Sappi Papier Holding GmbH (b)	8.38%	6/15/2019			50	52,750
						128,875
Pharmaceuticals — 2.0%
Sky Growth Acquisition Corp. (b)	7.38%	10/15/2020			125	124,375
Real Estate Management & Development — 1.6%
Agile Property Holdings Ltd. (b)	8.88%	4/28/2017			100	104,380
Road & Rail — 1.7%
Swift Services Holdings, Inc.	10.00%	11/15/2018			100	107,250
Software — 0.9%
Infor US, Inc.	9.38%	4/1/2019			50	55,250
Wireless Telecommunication Services — 0.5%
Digicel Group Ltd. (b)	8.25%	9/30/2020			30	32,325
TOTAL CORPORATE BONDS & NOTES (Cost $5,311,113)						5,387,770
PREFERRED STOCKS — 1.5%
Commercial Banks — 1.5%
Lloyds Banking Group PLC	7.88%				100	94,250
TOTAL PREFERRED STOCKS (Cost $92,502)						94,250

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2012

Security Description	Shares	Value
EQUITY — 4.7%
Investment Company — 4.7%
ProShares Short High Yield Fund	9,000	$298,800
TOTAL EQUITY — 4.7% (Cost $299,500)		298,800
TOTAL LONG-TERM INVESTMENTS — 90.6% (Cost $5,703,115)		$5,780,820

	Principal Amount (000)
SHORT-TERM INVESTMENTS — 12.2%
REPURCHASE AGREEMENT — 12.2%
State Street Repurchase Agreement, dated 10/31/12, due 11/1/12 at 0.01%, collateralized by Federal Home Loan Mortgage Corporation obligation maturing 12/15/17, market value $797,348 (repurchase proceeds $780,776) (Cost $780,776)	$781	780,776
TOTAL SHORT-TERM INVESTMENTS — 12.2% (Cost $780,776)		780,776
TOTAL INVESTMENTS — 102.8% (Cost $6,483,891)		6,561,596
OTHER ASSETS & LIABILITIES — (2.8)%		(181,785)
NET ASSETS — 100.0%		$6,379,811

Percentages are calculated as a percentage of net assets as of October 31, 2012.

(a)	Defaulted security. Issuer in bankruptcy.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

(c)	Non-income producing.

PIK — Payment in Kind

Forward Foreign Currency Contracts:

Settlement Date	Amount	Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts To Buy:
11/08/2012	EUR 461,313	$597,961	$597,576	$385	State Street Bank and Trust Co.
				385

Forward Foreign Currency Contracts To Sell:
02/08/2013	EUR 386,804	501,846	501,566	(280)	State Street Bank and Trust Co.
11/08/2012	EUR 461,313	597,961	582,965	(14,996)	State Street Bank and Trust Co.
				(15,276)

	Total			$(14,891)

EUR — Euro Currency

Unfunded Loan Commitment:
As of October 31, 2012, the Fund had the following unfunded loan commitment:

Borrower	Unfunded Commitment	Funded	Unrealized Appreciation (Depreciation)
Hamilton Sundstrand Industrial, 9/25/20	$250,000	$—	$—

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (concluded)

October 31, 2012

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value

United States (included Short-Term Investments)	76.2%	$4,851,553
Canada	6.4	410,550
United Kingdom	5.0	319,934
Luxembourg	4.0	254,631
Greece	3.2	205,000
Ireland	2.6	168,421
Hong Kong	1.6	104,380
Australia	1.2	76,875
Czech Republic	1.0	66,752
South Africa	0.8	52,750
France	0.8	50,750

Total Investments	102.8%	$6,561,596

The geographic allocation is based on where the Investment Adviser believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments in securities, at value (cost $5,703,115)	$5,780,820
Repurchase agreement, at value	780,776
Receivable for investments sold	501,250
Interest receivable	104,608
Receivable due from Advisor	71,859
Prepaid expenses	15,720
Total Assets	7,255,033

Liabilities
Payable for investments purchased	600,849
Net unrealized depreciation on open forward foreign currency contracts	14,891
Accrued Trustee’s fees	5,934
Distributions payable	3,006
Distribution fee payable — Investor Class	667
Accrued expenses	249,875
Total Liabilities	875,222
Net Assets	$6,379,811

Net Assets Consist of:
Paid in capital	$5,897,535
Undistributed net investment income	13,321
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency transactions	405,871
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	63,084
Net Assets	$6,379,811

Net Asset Value Per Share
Investor Class Shares
$2,957,808 divided by 272,579 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$10.85

Institutional Class Shares
$3,422,003 divided by 315,355 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$10.85

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Operations

For the period June 1, 2012* through October 31, 2012

Investment Income
Interest income	$142,477
Total Investment Income	142,477

Expenses
Audit	84,500
Legal	80,000
Accounting and Administration fees	67,323
Custody fees	41,598
Insurance expense	27,343
Shareholder reporting expenses	25,000
Investment Advisory fee	24,133
Transfer agent fees	20,665
Trustee’s fees and expenses	17,184
Registration fees	4,600
Distribution fees — Investor Class (Note 5)	2,735
Other expenses	19,014
Total expenses	414,095
Expenses reimbursed by Investment Adviser	(375,161)
Net Expenses	38,934
Net Investment Income	103,543

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments	408,251
Forward foreign currency contracts	3,976
Foreign currency transactions	(1,037)
411,190
Net change in unrealized appreciation (depreciation) on:
Investments	77,705
Forward foreign currency contracts	(14,891)
Foreign currency translations	270
63,084
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	474,274
Net increase in net assets resulting from operations	$577,817

* Commencement of operations.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Changes In Net Assets

For the period June 1, 2012*- October 31, 2012

Increase in Net Assets from Operations:
Net investment income	$103,543
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	411,190
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency transactions	63,084
Net increase in net assets resulting from operations	577,817

Distributions to Shareholders from:
Net investment income:
Investor Class	(42,758)
Institutional Class	(52,783)
Total distributions to shareholders	(95,541)

Capital Stock Transactions[1]
Investor Class:
Subscriptions	2,700,000
Dividends Reinvested	39,752
Institutional Class:
Subscriptions	3,005,000
Dividends Reinvested	52,783
Net increase (decrease) in net assets from capital stock transactions	5,797,535
Net increase in net assets during the period	6,279,811
Net assets at beginning of period	100,000
Net assets, end of period (including undistributed net investments income of $13,321)	$6,379,811

* Commencement of operations.
[1] Capital Share Transactions:
Investor Class:
Subscriptions	268,905
Dividends Reinvested	3,664
Net increase in Investor Class Shares Outstanding	272,569

Institutional Class:
Subscriptions	300,500
Dividends Reinvested	4,865
Net increase in Institutional Class Shares Outstanding	305,365

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding through the period

	Investor Class	Institutional Class
	For the period June 1, 2012* through October 31, 2012	For the period June 1, 2012* through October 31, 2012
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.18	0.19
Net realized and unrealized gain (loss)	0.83	0.83
Total from investment operations	1.01	1.02
Distributions to shareholders from:
Net investment income	(0.16)	(0.17)
Total distributions	(0.16)	(0.17)
Net asset value, end of period	$10.85	$10.85
Total return	10.09%[2]	10.20%[2]
Net assets, end of period (in 000’s)	$2,958	$3,422
Ratio of expenses to average net assets	1.75%[3]	1.50%[3]
Ratio of net investment income to average net assets	4.20%[3]	4.37%[3]
Ratios before expense limitation:
Ratio of expenses to average net assets	16.89%[3]	17.39%[3]
Ratio of net investment income to average net assets	(10.94)%[3]	(11.52)%[3]
Portfolio turnover rate	543%[2]	543%[2]

* Commencement of operations. [1] Per share amounts have been calculated using average shares outstanding. [2] Not annualized. [3] Annualized.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Notes to Financial Statements

October 31, 2012

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Investor Class and an Institutional Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

Avenue Capital Management II, L.P. (the “Investment Adviser”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) of each class of shares is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the class is computed by dividing the total current value of the assets of the Funds attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time of such computation is made.

Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange and valued at their closing price.

Investments in other open-end investment companies are valued at the latest quoted sales price.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class. Class specific expenses are borne by the respective share class.

FEDERAL INCOME TAXES — The Fund intends to qualify as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2012, the Fund had one outstanding unfunded loan commitment.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

3. Distributions

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accounting accepted principles (“GAAP”). These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., the Fund’s investment adviser (the “Investment Adviser”), an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reimburse the Fund so that total annual fund operating expenses after expense reimbursement are limited to 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, through and including May 31, 2013 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business) (the “Expense Cap Agreement”). The Fund may repay any such reimbursement from the Adviser if, within three years of the reimbursement, the Fund could repay the Adviser without causing the Fund’s total annual fund operating expenses after expense reimbursement to exceed 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, for the fiscal year in which such repayment would occur when such amount repaid to the Adviser is included in the Fund’s total annual fund operating expenses. The Expense Cap Agreement can be terminated only by the independent Trustees of the Fund. For the period ended October 31, 2012, the Adviser reimbursed the Fund $375,161 under the terms of such expense reimbursement agreement. If the Fund’s expense ratio declines sufficiently, the Fund may be liable to repay the reimbursement amount to the Investment Adviser until October 31, 2015.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of pocket expenses.

The Fund has also contracted with State Street to provide custody and fund accounting services and transfer agency to the Fund. Custody, Fund Accounting and Transfer Agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Distribution and Service (12b-1) and Shareholder Servicing Plans

The Fund has an agreement with Foreside Fund Services, LLC (the “Distributor”) that serves as the Distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Investor Class and Institutional Class shares.

The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares.

The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Investor Class and Institutional Class shareholders. The Shareholder Servicing Plan permits the Fund to pay shareholder service fees at an annual rate of up to 0.25%

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

and 0.15% of net assets attributable to Investor Class shares and Institutional Class shares, respectively, to cover the costs of such services. There were no shareholder service fees incurred by the Fund for the period ended October 31, 2012.

6. Organizational and Offering Costs

Expenses incurred in connection with the organization and the offering of the Trust and Fund are paid for by the Investment Adviser. The Trust and Fund do not have an obligation to reimburse the Investment Adviser for organizational and offering costs paid on their behalf. Costs incurred with the organization and offering of the Trust and the Fund were approximately $233,000.

7. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

8. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and aggregated $28,741,456 and $23,434,302, respectively, for the period ended October 31, 2012.

9. Share Transactions

The Fund is open for business each day the NYSE is open for trading. Shares can be redeemed on any day during which the NYSE is open. Fund shares will be redeemed at the NAV next calculated after the order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund’s distributor. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

A 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

10. Shareholder Concentration

At October 31, 2012, five affiliated shareholder accounts owned an aggregate of 96.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

11. Federal Tax Information

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return expected to be filed for the period ended October 31, 2012 remains subject to examination by the Internal Revenue Service for a period of three years.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

For the period ended October 31, 2012, permanent book tax differences related to foreign currency gains and losses were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$5,319	$(5,319)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended October 31, 2012 was as follows:

October 31, 2012
Distributions paid from:
Ordinary Income*	$95,541

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$407,307	$—	$77,975

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to change to forward mark to market.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,483,891
Unrealized appreciation	$ 150,647
Unrealized depreciation	(72,942)
Net unrealized appreciation	$ 77,705

12. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At October 31, 2012, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at October 31, 2012 was follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative	[1]
Forward foreign currency contracts	$385	$15,276

1  Statement of Assets and Liabilities location: Net unrealized depreciation on open forward foreign currency contracts.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the period ended October 31, 2012 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$3,976	$(14,891)

1  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts.

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts.

The average volume of forward foreign currency contracts bought and sold measured at each month end and during the period ended October 31, 2012 was approximately $221,313 and $566,146, respectively.

13. Principal Risks

CONFLICT OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The Fund’s “20% overlap limit” policy, pursuant to which, at the time an investment is made by the Fund, the Fund’s portfolio will have no more than 20% overlap, on a market value basis, at the security specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Investment Adviser or its affiliates, may have the same effect.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. In recent years, the risks of investing in certain foreign securities have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. The debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

14. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•	Level 1 — Prices are determined using quoted prices in an active market for identical assets.
•

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended October 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP. During the period ended October 31, 2012, there were no significant transfers between investment levels.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of October 31, 2012. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes	$—	$5,387,770	$—	$5,387,770
Investment Company	298,800	—	—	298,800
Preferred Stock	—	94,250	—	94,250
Repurchase Agreements	—	780,776	—	780,776
Total Asset Position	$298,800	$6,262,796	$—	$6,561,596
Investments in a Liability Position
Forward Foreign Currency Contracts*	$—	$(14,891)	$—	$(14,891)
Total Liability Position	$—	$(14,891)	$—	$(14,891)

*  Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

15. Recently Issued Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on its financial statements.

16. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

On December 13, 2012, the Fund and the Investment Adviser amended and restated the terms of the current Expense Cap Agreement to extend the term through February 28, 2014.

Avenue Credit Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Avenue Mutual Funds Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Avenue Credit Strategies Fund, a portfolio of Avenue Mutual Funds Trust (the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2012

Avenue Credit Strategies Fund

Additional Information (Unaudited)

Expense Examples

As a shareholder of the Avenue Credit Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Avenue Credit Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 through October 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Class	Beginning Account Value 6/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 6/1/12-10/31/12	Expense Ratio During Period** 6/1/12-10/31/12
Investor Class	$1,000	$1,100.90	$7.68	1.75%
Institutional Class	$1,000	1,102.00	6.59	1.50

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each actual class expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual class return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class	Beginning Account Value 6/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 6/1/12-10/31/12	Expense Ratio During Period** 6/1/12-10/31/12
Investor Class	$1,000	$1,016.34	$8.87	1.75%
Institutional Class	$1,000	1,017.60	7.61	1.50

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year.

**	Annualized.

Avenue Credit Strategies Fund

October 31, 2012 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited)

The Trust’s Investment Adviser is Avenue Capital Management II, L.P. The Investment Adviser is part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.

The Board is legally required to review and approve the Investment Advisory Agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”) initially for a two-year period and annually thereafter.

The Board, including each of the Trustees who are not “interested persons” within the meaning of the 1940 Act (the “Independent Trustees”), unanimously approved the Investment Advisory Agreement at an “in person” meeting held on May 14, 2012 (the “Meeting”). The Independent Trustees met in executive session separate from representatives of the Investment Adviser for the purpose of considering the approval of the Investment Advisory Agreement. Prior to the meeting the Board had received a memorandum describing their duties and responsibilities as the Trustees in connection with their consideration and approval of the Investment Advisory Agreement. The Board had received from the Investment Adviser materials it deemed reasonably necessary for its review of the Investment Advisory Agreement.

In deciding whether to approve the Investment Advisory Agreement, the Board considered various factors, including (1) the nature, extent and quality of the services to be provided by the Investment Adviser under the Investment Advisory Agreement, (2) the investment performance of the Investment Adviser, (3) the costs to the Investment Adviser relative to the services and the profits realized by the Investment Adviser from its relationship with the Trust, and (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Investment Advisory Agreement reflect these economies of scale.

1. Nature, Extent and Quality of the Services to be provided to the Trust under the Investment Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Trust by the Investment Adviser under the Investment Advisory Agreement. They noted that under the Investment Advisory Agreement, the Investment Adviser is responsible for managing the Fund’s investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Board, for maintaining all necessary books and records pertaining to the Fund’s transactions in the Fund’s investments, and for furnishing the Trust with the assistance, cooperation, and information necessary for the Trust to meet various legal requirements regarding registration and reporting. In addition, the Board also considered the responsibility of the Investment Adviser under the Advisory Agreements to coordinate and oversee services provided to the Trust by others.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Trust and the portfolio manager of the Investment Adviser that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board also discussed with representatives of the Investment Adviser the track record, experience and capabilities of the Investment Adviser in the management of funds and other investment vehicles, including alternative investment vehicles, as vehicles comparable to the Fund. They also discussed the Investment Adviser’s compliance capabilities. The Board also considered the financial resources available to be employed by the Investment Adviser and its affiliates in the Avenue Capital Group for the benefit of the Trust. The Board concluded that, overall, it was satisfied with the nature, extent and high quality of the services expected to be provided by the Investment Adviser under the Investment Advisory Agreement.

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited) (continued)

In light of the nature, extent and high quality of the management and services expected to be provided by the Investment Adviser to the Trust, the Board reviewed and considered the proposed investment management fee (the “Management Fee”) payable monthly by the Trust on behalf of the Fund to the Investment Adviser under the Investment Advisory Agreement at an annual rate of 1.00% of the Fund’s average daily net assets during each month. The Board noted that under the Investment Advisory Agreement, in addition to providing investment management services, the Investment Adviser would provide the Trust with necessary offices, facilities and equipment. Further, it was noted that the Investment Adviser would coordinate and oversee the provision of services to the Trust by other fund service providers.

The Board received and considered information comparing the Management Fee with the advisory fees of a group of registered open-end funds believed by the Investment Adviser to have comparable investment objectives and strategies (the “Peer Group”) and also with private funds managed by the Investment Adviser or its affiliates. The Investment Adviser discussed its analysis and selection of the Peer Group in detail. The Board noted that the Management Fee would be higher than the funds in the Peer Group that had been categorized as traditional “High-Yield Bond” funds by a third party mutual fund data provider, but generally lower than those classified as “Nontraditional Bond” and “Multialternative” funds. The Board also noted that the Management Fee would be lower than those currently paid to the Investment Adviser with respect to the private funds, as well as the differences in how private funds and registered funds compensate their investment managers.

2. Performance of the Investment Adviser

It was noted that as a series in a newly organized trust, the Fund had no historical performance information or operating history at the time of the Meeting for the Board to consider in its evaluation of the terms and conditions of the Investment Advisory Agreement. As such, the Fund’s performance history was not a factor in the Board’s deliberations in this regard.

3. The Costs to the Investment Adviser of its Services and the Profits Realized from its Relationship with the Trust

Because the Trust was newly organized, the Board noted that the Investment Adviser had no historical profitability information with respect to the Trust available for the Board to consider at the time of the Meeting. The Board noted that profitability information, if provided, would have been pro forma in nature, and therefore speculative, and likely would not have been given significant, if any, weight. Under the circumstances, it was noted that profitability was not considered a factor in the Board’s evaluation of the Investment Advisory Agreement.

The Board considered other benefits expected to be received by the Investment Adviser and its affiliates as a result of the Investment Adviser’s relationship with the Trust. In light of the expected costs of providing investment management and other services to the Trust and the Investment Adviser’s commitment to the Trust, the other ancillary benefits that the Investment Adviser’s and its affiliates expect to receive were not considered excessive under the circumstances.

4. The Extent to which Economies of Scale might be Realized if and as the Fund Grows and Whether the Fee Levels in the Investment Advisory Agreement Reflect these Economies of Scale for the Benefit of the Fund’s Shareholders

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders would be expected to realize economies of scale at some undetermined level as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. The Board also noted that the Investment Adviser may realize economies of scale in its management of the Trust as the Trust increases in size, which would then be considered by the Board. The Board concluded that the Management Fee structure was appropriate at this time.

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited) (continued)

Approval of the Investment Advisory Agreement

The Board, and the Independent Trustees separately, approved the Trust’s Investment Advisory Agreement with the Investment Adviser after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services to be provided by the Investment Adviser were appropriate, that because the Trust was newly organized, past performance was not a factor in the Board’s deliberations, and that the Investment Adviser could be expected to provide services of high quality. As to the Investment Adviser’s fees for the Trust, the Board determined that the fees, considered in relation to the services to be provided, were fair and reasonable, that the Trust’s relationship with the Investment Adviser was not so profitable as to render the fees excessive, that any additional benefits to the Investment Adviser were not of a magnitude materially to affect the Boards’ deliberations, and that the fees adequately reflected shared economies of scale with the Trust.

Avenue Credit Strategies Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers, the Investment Adviser and the Subadviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or the Subadviser or their affiliates as of the date of this Annual Report. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-525-7330.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Randolph Takian (38) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since March 2012

President, Chief Executive Officer and Trustee of Avenue Income Credit Strategies Fund (since 2010); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010); President and Principal Executive Officer of certain open-end and closed-end funds advised by Morgan Stanley Investment Management, Inc. (“MSIM”) or an affiliated person of MSIM (2008-2010); President and Chief Executive Officer of Morgan Stanley Services Company Inc. (2008-2010); Managing Director and Head of Americas distribution, product and marketing for MSIM (2009-2010); Head of Liquidity and Bank Trust business (2008-2010) and the Latin American Franchise (July 2008-2010) at MSIM, Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management.

				2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit

Avenue Credit Strategies Fund

Trustees and Officers (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Last Five Years
Joel Citron (50) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Since May 2012	Chairman of the Board of Trustees of Avenue Income Credit Strategies Fund (since 2010); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008); Managing Partner of Jove Partners, a hedge fund and private equity firm (2006-2008); CEO of Jovian Holdings, a privately held investment and operating company (2002-2008).	2

Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Communications Capital Group, LLC (since 2009); Director of Attivio, Inc., a software company (since 2009), Director of Symbius Medical, LLC, a medical service provider (since 2007); Chairman of Oxigene Inc., a biotech company (2001-2009); Chairman of Oasmia AB, a Swedish publicly traded biotech company since 2011; President of the Board of The Heschel School; Chairman of the Board of Trustees of Kivunim, a program in international Jewish education; Board of Councilors Member of Shoah Foundation at the University of Southern California.

Darren Thompson (49) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010); Managing Member, RailField Partners, LLC (private investment and advisory firm) (since 2012); Self Employed Consultant (since 2010); Executive of American Express Company (2010); Chief Financial Officer of Revolution Money, Inc., a payment network (now a subsidiary of American Express Company) (2006-2010); Chief Executive Officer of Avenue Mortgage, Inc., a private investment management company (2005-2006).	2

Julie Dien Ledoux (43) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010); Analyst and Portfolio Manager of Avenue Capital Group (1998-2007)	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.

Avenue Credit Strategies Fund

Trustees and Officers (continued)

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Stephen M. Atkins (47) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012

Treasurer and Chief Financial Officer of Avenue Income Credit Strategies Fund (since September 2012); Controller of Avenue Capital Group, an investment management firm (since December 2010); Formerly with Morgan Stanley Investment Management Inc., a financial management and advisory company (1996-2010), most recently as an Executive Director (2003-2010).

Jeffrey J. Gary (50) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since May 2012

Vice President of Avenue Income Credit Strategies Fund (since September 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (November 2012); Senior Portfolio Manager of Avenue Capital Group (since 2012); Portfolio Manager of Third Avenue Management LLC (2009-2010); Portfolio Manager of Blackrock Financial (2003-2008).

Ty Oyer (41) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since May 2012

Secretary of Avenue Income Credit Strategies Fund (since 2010); Deputy Chief Compliance Officer (since January 2011) and Compliance Manager (since 2008) of Avenue Capital Group, an investment management firm; Compliance Officer of D.B. Zwirn & Co., an investment management firm (2007-2008); Vice President of Vastardis Capital Services, a financial services firm (2004-2007).

Eric Ross (43) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since May 2012

Chief Compliance Officer of Avenue Income Credit Strategies Fund (since 2010); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006); Attorney at Cobb & Eisenberg, a law firm (2004-2006)

(1)      “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)      Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser.

Rev. 7/2012

FACTS	WHAT DOES Avenue Credit Strategies Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

    Social Security Number and transaction history
    Risk tolerance and investment experience
    Income and assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 212-878-3520 or go to www.avenuecapital.com

Who we are
Who is providing this notice?	Avenue Credit Strategies Fund (the Fund), a series of Avenue Mutual Funds Trust

What we do
How does the Fund protect my personal information?

To product your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to your non-public personal information to those employees who need to know that information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you Provide contact information or provide account information Open an account or Purchase or sell shares Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

    sharing for affiliates’ everyday business purposes — information about your creditworthiness affiliates form using your information not market to you

    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

    The term affiliates include the Fund’s investment adviser, Avenue Capital Management II, L.P., and sub-adviser, Avenue Europe International Management, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund does not jointly market.

Other Important Information

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Avenue Mutual Funds Trust
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Stephen M. Atkins

Treasurer and Principal Financial Officer

Jeffrey J. Gary

Vice President

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Adviser

Avenue Capital Management II, L.P.

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

Foreside Fund Service LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Avenue Mutual Funds Trust Avenue Credit Strategies Fund ANNUAL REPORT October 31, 2012
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

Item 2.  Code of Ethics

(a)  As of the end of the period covered by this report, the Avenue Mutual Funds Trust (hereinafter referred to as the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)  Not applicable.

(c)  During the period covered by this report, no substantive amendments were made to the Code of Ethics.

(d)  During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

(e)  Not applicable.

(f)  The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert

(a)(1)  The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)  Mr. Darren Thompson is the Registrant’s audit committee financial expert.  The Board also determined that Mr. Thompson is not an “interested person” of the Registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services

(a)  Audit Fees - For the fiscal year ended October 31, 2012, PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC” or the “Auditor”), billed the Fund aggregate fees of US$75,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal year ended October 31, 2011, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(b)  Audit-Related Fees - For the fiscal year October 31, 2012, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

For the fiscal year ended October 31, 2011, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(c)  Tax Fees - For the fiscal year ended October 31, 2012, PwC billed the Fund aggregate fees of US$9,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

For the fiscal year ended October 31, 2011, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(d)  All Other Fees - For the fiscal year ended October 31, 2012, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

For the fiscal year ended October 31, 2011, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures - The Fund’s Audit Committee has adopted, and the Fund’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services. This Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2)  All of the audit and tax services included in Items 4(b) through (d) above for the fiscal year ended October 31, 2012 were pre-approved by the Audit Committee pursuant to the Policy.  For the fiscal year ended October 31, 2011, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal year ended October 31, 2012, PwC billed aggregate non-audit fees of US$3,276,119 to Avenue Capital Management II, L.P. (the “Adviser”) and Avenue Europe International Management, L.P. (the “Sub-Adviser,” and together with the Adviser, “Avenue Managers”) and to other entities controlling, controlled by or under common control with the Avenue Managers.

For the fiscal year ended October 31, 2011, the Fund had not yet commenced operations so there were no professional services rendered by PwC to report.

(h)  The Audit Committee considered the non-audit services rendered to the Avenue Managers as disclosed in paragraph (g) of this Item 4 in light of the Policy and determined that they were compatible with maintaining PwC’s independence.

Item 5.  Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is comprised of the following members:

Darren Thompson

Joel Citron

Julie Dien Ledoux

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  The Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	January 7, 2013